United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 April 13, 2000
                                 March 31, 1999
                        (Date of Earliest Event Reported)

                                ----------------



                        INDUSTRIAL RUBBER PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


        Minnesota                     333-46643                41-1550505
      (State or other               Commission file          (I.R.S. Employer
      jurisdiction of                   number              Identification No.)
     incorporation or
       organization)

    3804 East 13th Avenue
    Hibbing, MN                                                    55746
(Address of principal executive offices)                        (Zip Code)

                                 (218) 263-8831
              (Registrant's telephone number, including area code)

                                 Not applicable
              (Former, name, former address and former fiscal year,
                          if changes since last report)

Item 2. Acquisition or Disposition of Assets.

         On March 31, 2000 Industrial Rubber (sometimes referred to as the "Company") sold the land and buildings (the "Facility") formerly occupied by its Irathane Systems, Inc. subsidiary in Colorado Springs, Colorado. The Facility included approximately 3.3 acres of land and an office and manufacturing building of approximately 40,800 square feet. The Facility had been used for production of prepolymer liquids and cast urethane moldings. The Facility also provided general office space and research laboratory space. The Company has leased space in Colorado Springs for continuing office and laboratory needs. The Company relocated the manufacturing equipment to its Hibbing, Minnesota urethane facility where it continues to be used.

         The purchaser of the Facility was Five West Holdings, Ltd. There was and is no material relationship between Five West Holdings, LTD and the Company, any of the Company's affiliates, the officers or directors of the Company, or any associates of an officer or director of the Company.

         The closing costs were deducted from the gross proceeds of the sale and the net proceeds of the sale of $1,651,893.23 were paid directly to U.S. Bank National Association, which held a deed of trust (mortgage) on the Facility. The sale was made under a Commercial Contract to Buy and Sell Real Estate as approved by the Colorado Real Estate Commission.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  10(17) Commercial Contract to Buy and Sell Real Estate between Phil Long Dealerships Inc., and/or assigns and Industrial Rubber Products, Inc. dated January 25, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              INDUSTRIAL RUBBER PRODUCTS, INC.
                                              3804 East 13th Avenue
                                              Hibbing, MN 55746
                                                  (Registrant)


Date:   April 13, 2000                         /s John M. Kokotovich
                                               ---------------------
                                               John M. Kokotovich
                                               Chief Financial Officer.

                                 EXHIBIT 10(17)

                 COMMERCIAL CONTRACT TO BUY AND SELL REAL ESTATE

The printed portions of this form have been approved by the Colorado Real Estate Commission.

This form has important legal consequences and the parties should consult legal and tax or other counsel before signing.

Date 1/25/2000

     1. AGREEMENT. Buyer agrees to buy and the undersigned Seller agrees to sell the Property defined below on the terms and conditions set forth in this contract.

     2. DEFINED TERMS.
     a. Buyer. Buyer, Phil Long Dealerships, Inc. and/or assigns, will take title to the real property described below as [] Joint Tenants [ ] Tenants in Common [ ] Other.

     b. Property. The Property is the following legally described real estate: see survey attached hereto and made a part hereof, in the County of El Paso, Colorado, commonly known as No. 4045 Sinton Road, Colorado Springs, CO 80907, together with the interests, easements, rights, benefits, improvements and attached fixtures appurtenant thereto, all interest of Seller in vacated streets and alleys adjacent thereto, except as herein excluded.

         c.  Dates and Deadlines.

Item                                                                 Date or
No       Reference         Event                                     Deadline
--------------------------------------------------------------------------------
1      ss.5a               Loan Application Deadline                    N/A
2      ss.5b               Loan Commitment Deadline                     N/A
3      ss.5c               Buyer's Credit Information Deadline          N/A
4      ss.5d               Disapproval of Buyer's Credit Deadline       N/A
5      ss.5d               Existing Loan Documents Deadline             N/A
6      ss.5d               Objection to Existing Loan Deadline          N/A
7      ss.5d               Approval of Loan Transfer Deadline           N/A
8      ss.6a               Appraisal Deadline                           N/A
9      ss.7a               Title Deadline                               N/A
10     ss.7a               Survey Deadline                              N/A
11     ss.7b               Document Request Deadline                    N/A
12     ss.8a               Title Objection Deadline                     N/A
13     ss.8b               Off-Record Matters Deadline                  N/A
14     ss.8b               Off-Record Matters Objection Deadline        N/A
15     ss.10               Seller's Property Disclosure Deadline        N/A
16     ss.10a              Inspection Objection Deadline                N/A
17     ss.10b              Resolution Deadline                          N/A
18     ss.11               Closing Date                             see Addendum
                                                                    "A" attached
                                                                    hereto

19     ss.16               Possession Date                          see Addendum
                                                                    "A" attached
                                                                    hereto

20     ss.16               Possession Time                          see Addendum
                                                                    "A" attached
                                                                    hereto

21     ss.28               Acceptance Deadline Date               2 working days
                                                                    after buyer
                                                                    signature

22     ss.28               Acceptance Deadline Time                 12:00 p.m.


     d. Attachments. The following exhibits, attachments and addenda are a part of this contract.

     e. Applicability of Terms. A check or similar mark in a box means that such provision is applicable. The abbreviation "N/A" means not applicable.

3.       INCLUSIONS AND EXCLUSIONS.
     a. The  purchase  price  includes the  following  items  (inclusions):
     (1) Fixtures. If attached to the Property on the date of this contract, lighting, heating, plumbing, ventilating, and air conditioning fixtures, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, sprinkler systems and controls, and see Addendum "A" attached hereto and made a part hereof.

     (2) Other Inclusions. If on the Property whether attached or not on the date of this contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, window coverings, curtain rods, drapery rods, storage sheds, and all keys. Check box if included: [ ] Smoke/Fire Detectors, [ ] Security System(s); and any left on premises at time of closing

     (3) Trade Fixtures. With respect to trade fixtures, Seller and Buyer agree as follows: see Addendum "A" attached hereto and made a part hereof.

     b. Instruments of Transfer. The Inclusions are to be conveyed at Closing free and clear of all taxes, liens and encumbrances, except as provided inss.12. Conveyance shall be by bill of sale or other applicable legal instrument(s).

     c. Exclusions. The following attached fixtures are excluded from this sale: see Addendum "A" attached hereto and made a part hereof.

     4. PURCHASE PRICE AND TERMS. The purchase price set forth below shall be payable in U.S. Dollars by Buyer as follows:

Item
No.      Reference         Item                               Amount                    Amount
1         ss.4             Purchase Price                     $1,710,251.00
2         ss.4a            Earnest Money                                                $  100,000.00
3         ss.4b            New Loan
4         ss.4c            Assumption Balance
5         ss.4d            Seller or Private Financing
6         ss.4e            Cash at Closing                                               1,610,251.00
7                          TOTAL                              $1,710,251.00             $1,710,251.00

     a. Earnest Money. The Earnest Money set forth in this Section, in the form of corporate check is part payment of the Purchase Price and shall be payable to and held by Commonwealth

Land Title Insur Co., in its trust account, on behalf of both Seller and Buyer. The parties authorize delivery of the Earnest Money deposit to the Closing Company, if any, at or before Closing.

     6. APPRAISAL PROVISIONS. a. Appraisal Condition. This subsection a [ ] Shall [x] Shall Not apply. Buyer shall have the sole option and election to terminate this contract if the Purchase Price exceeds the Property's valuation determined by an appraiser engaged by N/A. The contract shall terminate by Buyer giving Seller written notice of temrination and either a copy of such appraisal or written notice from lende which confirms the Property's valuation is less than the Purchase Price, received on or before the Appraisal Deadline (ss.2c). If Seller does not receive such written notice of termiantion on or beofre the Appraisal Deadline (ss.2d), Buyer waives any right to termiante under this subsection.

     b. Cost of Appraisal. Cost of any appraisal to be obtained after the date of this contract shall be timely paid by [x] Buyer [ ] Seller.

7.       EVIDENCE OF TITLE.
     a. Evidence of Title; Survey. On or before Title Deadline (ss.2c), Seller shall cause to be furnished to Buyer, at Seller's expense, a current commitment for owner's title insurance policy in an amount equal to the Purchase Price or if this box is checked, [ ] An Abstract of title certified to a current date. If a title insurance commitment is furnished, it [x] Shall [ ] Shall Not commit to delete or insure over the standard exceptions which relate to.

         (1) parties in possession.
         (2) unrecorded easements,
         (3) survey matters,
         (4) any unrecorded mechanics' liens,
         (5) gap period (effective date of commitment to date deed is recorded), and
         (6) unpaid taxes, assessments and unredeemed tax sales prior to the year of Closing.

Any additional premium expense to obtain this additional coverage shall be paid by [ ] Buyer [x] Seller. An amount not to exceed $-0- for the cost of any improvement location certificate or survey shall be paid by [ ] Buyer [x] Seller. If the cost exceeds this amount, seller providing new ALTA survey shall pay the excess on or before Closing. The improvement location certificate or survey shall be received by Buyer on or before Survey Deadline (ss.2c). Seller shall cause the title insurance policy to be delivered to Buyer as soon as practicable at or after Closing.

     b. Copies of Exceptions. On or before Title Deadline (ss.2c), Seller, at Seller's expense, shall furnish to Buyer, (1) a copy of any plats, declarations, covenants, conditions and restrictions burdening the Property, and (2) if a title insurance commitment is required to be furnished, and if this box is checked [x] Copies of any Other documents (or, if illegible, summaries of such documents) listed in the schedule of exceptions (Exceptions). Even if the box is not checked, Seller shall have the obligation to furnish these documents pursuant to this subsection if requested by Buyer any time on or before the Document Request Deadline (ss.2c). This requirement shall pertain only to documents as show of record in the office of the clerk and recorder(s). The abstract or title insurance commitment, together with any copies or summaries of such documents furnished pursuant to this Section, constitute the title documents (Title Documents).

8.       TITLE

     a. Title Review. Buyer shall have the right to inspect the Title Documents. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents hall be signed by or on behalf of Buyer and given to Seller on or before Title Objection Deadline (ss.2c), or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) addition new Exception(S) to the title commitment together with a copy of the Title Document adding new Exception(s) to title. If Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory.

     b. Matters not Shown by the Public Records. Seller shall deliver to Buyer, on or before Off-Record Matters Deadline (ss.2c) true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to determine if any third party(ies) has any right in the Property now shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before Off-Record Matters Objection Deadline (ss.2c). If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge.

     c. Special taxing districts. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

     In the event the Property is located within a special taxing district and Buyer desires to terminate this contract as a result, if written notice is received by Seller on or before Off-Record Matters Objection Deadline (ss.2c), this contract shall then terminate. If Seller does not receive Buyer's notice by such date, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.

     d. Right to Cure. If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) or commitment terms as provided in ss.8a or b above, Seller shall use reasonable effort to correct said items and bear any nominal expense to correct the same prior to Closing. If such unsatisfactory title condition(s) are not corrected on or before Closing, this contract shall then terminate, provided, however, Buyer may, by written notice received by Seller, on or before Closing, waive objection to such items.

     e. Title Advisory. The Title Documents affect the title, ownership and use of the Property and should be reviewed carefully. Additionally, other matters not reflected in the Title Documents may affect the title, ownership and use of the Property, including without limitation boundary lines and encroachments, area, zoning, unrecorded easements and claims of easements, leases and other unrecorded agreements, and various laws and governmental regulations concerning land use, development and environmental matters. The surface estate may be owned separately from the underlying mineral estate, and transfer of the surface estate does not necessarily include transfer of the mineral rights. Third parties may hold interests in oil, gas, other minerals, geothermal energy or water on or under the Property, which interests may given them right to enter and use the Property. Such matters maybe excluded from the title insurance policy. Buyer is advised to timely consult legal counsel with respect to all such matters as there are strict time limits provided in this contract (e.g., Title Objection Deadline [ss.2c] and Off-Record Matters Deadline [ss.2c]).

     9. LEAD BASED PAINT. Unless exempt, if the improvements on the Property include one or more residential dwelling(s) for which a building permit was issued prior to January 1, 1978, this contract shall be void unless a completed Lead-Based Pain Disclosure (Sales) form is signed by Seller and the required real estate licensee(s), which must occur prior to the parties signing this contract.

     10. PROPERTY DISCLOSURE AND INSPECTION. On or before Seller's Property Disclosure Deadline (ss.2c), Seller agrees to provide Buyer with a written disclosure of adverse matters regarding the Property completed by Seller to the best of Seller's current actual knowledge.

     a. Inspection Objection Deadline. Buyer shall have the right to have inspection(s) of the physical condition of the Property and Inclusions, at Buyer's expense. If the physical condition of the Property or Inclusions is unsatisfactory in Buyer's subjective discretion, Buyer shall, on or before Inspection Objection Deadline (ss.2c):

     (1) notify Seller in writing that this contract is terminated, or

     (2) provide Seller with a written description of any unsatisfactory physical condition which Buyer requires Seller to correct (Notice to Correct).

If written notice is not received by Seller on or before Inspection Objection Deadline (ss.2c), the physical condition of the Property and Inclusions shall be deemed to be satisfactory to Buyer.

     b. If a Notice to Correct is received by Seller and if Buyer and Seller have not agreed in writing to a settlement thereof on or before Resolution Deadline (ss.2c), this contract shall terminate one calendar day following the Resolution Deadline, unless before such termination Seller receives Buyer's written withdrawal of the Notice to Correct.

     c. Damage; Liens; Indemnity. Buyer is responsible for payment for all inspections, surveys, engineering reports or for any other work performed at Buyer's request and shall pay for any damage which occurs to the Property and Inclusions as a result of such activities. Buyer shall not permit claims or liens of any kind against the Property for inspections, surveys, engineering reports and for any other work performed on the Property at Buyer's request. Buyer agrees to indemnify, protect and hold Seller harmless from and against any liability, damage, cost or expense incurred by Seller in connection with any such inspection, claim or lien. This indemnity includes Seller's right to recover all costs and expenses incurred by Seller to enforce this subjection, including Seller's reasonable attorney fees. The provisions of this subsection shall survive the termination of this contract.

     11. CLOSING. Delivery of deed(s) from Seller to Buyer shall be at Closing (Closing). Closing shall be on the date specified as the Closing Date (ss.2c) or by mutual agreement at an earlier date. The hour and place of Closing shall be as designated by Commonwealth Title-1 South Nevada Ave.

     12. TRANSFER OF TITLE. Subject to tender or payment at Closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient general warranty deed to Buyer, at Closing, conveying the Property free and clear of all taxes except the general taxes for the year of Closing. Except as provided herein, title shall be conveyed free and clear of all liens, including any governmental liens for special improvements installed as of the date of Buyer's signature hereon whether assessed or not. Title shall be conveyed subject to:

     a. those specific Exceptions described by reference to recorded documents as reflected in the Title Documents accepted by Buyer in accordance withss.8a [Title Review],

     b. distribution utility easements.

     c. those specifically described rights of third parties not shown by the public records of which Buyer has actual knowledge and which were accepted by Buyer in accordance with ss.8b [Matters Not Shown by the Public Records], and

     d. inclusion of the Property within any special taxing district, and

     e. the benefits and burdens of any declaration and party wall agreements if any, and

     f. other. Items 7,8,9, 10 on Schedule B.

     13. PAYMENT OF ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before Closing from the proceeds of this transaction or from any other source.

     14. CLOSING COSTS; DOCUMENTS AND SERVICES. Buyer and Seller shall pay, in Good Funds, their respective Closing costs and all other items required to be paid at Closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary and reasonably required documents at or before Closing. Fees for real estate Closing services shall be paid at Closing by [x] One-Half by Buyer and One-Half by Seller [ ] Buyer [ ] Seller [ ] Other. The local transfer tax of -0-% of the Purchase Price shall be paid at Closing by [ ] Buyer [ ] Seller. Any sales and use tax that may accrue because of this transaction shall be paid when due by [ ] Buyer [ ] Seller.

     15. PRORATIONS The following shall be prorated to Closing Date, except as otherwise provided:

     a. Taxes. Personal property taxes, if any, and general real estate taxes for the year of Closing based on [ ] The Taxes for the Calendar Year Immediately Preceding Closing [x] The Most Recent Mill Levy and Most Recent Assessment [ ] Other.

     b. Rents. Rents based on [ ] Rents Actually Received [ ] Accrued. Security deposits held by Seller shall be credited to Buyer. Seller shall assign all leases to Buyer and Buyer shall assume such leases.

     c. Other Prorations. Water, sewer charges; and interest on continuing loans(s), if any; and

     d. Final Settlement. Unless otherwise agreed in writing, these prorations shall be final.

     16. POSSESSION. Possession of the Property shall be delivered to Buyer on Possession Date and Possession Time (ss.2c), subject to the following lease(s) or tenancy(s): see Addendum "A" attached hereto and made a part hereof.

     If Seller, after Closing, fails to deliver possession as specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $ per day from the Possession Date (ss.2c) until possession is delivered.

     17. NOT ASSIGNABLE. This contract shall not be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

     18. CONDITION OF, AND DAMAGE TO PROPERTY AND INCLUSIONS. Except as otherwise provided in this contract, the Property , Inclusions or both shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted.

     a. Casualty, Insurance. In the event the Property or Inclusion shall be damaged by fire or other casualty prior to Closing, in an amount of not more than ten percent of the total Purchase Price, Seller shall be obligated to repair the same before the Closing Date (ss.2c). In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer by delivering to Seller written notice of such termination. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to a credit, at Closing, for all insurance proceeds resulting from such damage to the Property and Inclusions payable to Seller but not the owners' association, if any, plus the amount of any deductible provided for in such insurance policy, such credit not to exceed the total Purchase Price.

     b. Damage; Inclusions; Services. Should any Inclusion(s) or service(s) (including systems and components of the Property, e.g. heating, plumbing, etc.) fail or be damaged between the date of this contract and Closing or possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or Service(s) with a unit of similar size, age and quality, or an equivalent credit, but only to the extent that the maintenance or replacement of such Inclusion(s), service(s) or fixture(s) is not the responsibility of the owners' association, if any, less any insurance proceeds received by Buyer covering such repair or replacement.

     c. Walk-Through; Verification of Condition. Buyer, upon reasonable notice, shall have the right to walk through the Property prior to Closing to verify that the physical condition of the Property and Inclusions complies with this Contract.

     19. RECOMMENDATION OF LEGAL AND TAX COUNSEL. By signing this document, Buyer and Seller acknowledge that the Selling Company or the Listing company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.

     20. TIME OF ESSENCE AND REMEDIES. Time is of the essence hereof. If any note or check received as Earnest Money hereunder or any other payment due hereunder is not paid, honored or tendered with due, or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

     a. If Buyer is in Default:

     [ ] (1) Specific Performance. Seller may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be forfeited and retained on behalf of Seller and Seller may recover such damages as may be proper, or Seller may elect to treat this contract as being in full force and effect and Seller shall have the right to specific performance or damages or both.

     [x] (2) Liquidated Damages. All payments and things of value received hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and(except as provided in subsection c) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this Contract. Seller expressly waives the remedies of specific performance and additional damages.

     b. If Seller is in Default. Buyer may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

     c. Costs and Expenses. In the event of any arbitration or litigation relating to this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.

     21. MEDIATION. If a dispute arises relating to this contract, prior to or after Closing, and is not resolved, the parties shall first proceed in good faith to submit the matter to mediation. Mediation is a process in which the parties meet with an impartial person who helps to resolve the dispute informally and confidentially. Mediators cannot impose binding decisions. The parties to the dispute must agree before any settlement is binding. the parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved 30 calendar days from the date written notice requesting mediation is sent by one party to the other(s). This Section shall not alter any date in this contract, unless otherwise agreed.

     22. EARNEST MONEY DISPUTE. Notwithstanding any termination of this contract, Buyer and Seller agree that, in the event of any controversy regarding the Earnest Money and things of value held by broker or Closing Company (unless mutual written instructions are received by the holder of the Earnest Money and things of value), broker or Closing Company shall not be required to take any action but may await any proceeding, or at broker's or Closing Company's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.

     23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject toss.ss.10c, 21 and 22.

     24. ADDITIONAL PROVISIONS. (The language of these additional provisions has not been approved by the Colorado Real Estate Commission.) See Addendum "A" attached hereto and made a part hereof

     25. ENTIRE AGREEMENT; SUBSEQUENT MODIFICATION; SURVIVAL. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties. Any obligation in this contract which, by its terms, is intended to be performed after termination or Closing shall survive the same.

     26. FACSIMILE. Signatures [x] May [ ] May Not be evidenced by facsimile. Documents with original signatures shall be provided to the other party at Closing or earlier upon request of any party.

     27. NOTICE. Except for the notice requesting mediation described in ss.21, any notice to Buyer shall be effective when received by Buyer or by Selling Company and any notice to Seller shall be effective when received by Seller or Listing Company.

     28. NOTICE OF ACCEPTANCE; COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as


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evidenced by their  signatures  below, and the offering party receives notice of acceptance pursuant to ss.27 on or before Acceptance Deadline Date and Acceptance Deadline Time (ss.2c). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

Phil Long Dealerships Inc. and/or assigns             /s/-----------------
BUYER                                                 BUYER

Date of Buyer's signature 1/27-00

1212 Motor City Drive, Colorado Springs, CO 80906
BUYER'S ADDRESS

719-575-7155                                                  719-575-7461
BUYER'S TELEPHONE NUMBER                                      BUYER'S FAX NUMBER

     [NOTE: if this offer is being countered or rejected, do not sign this documents, Refer toss.29]

Industrial Rubber Products, Inc., a                  -------------------------
SELLER  Minnesota corporation                        SELLER

Date of Seller's Signature 2/2-00

3804 East 13th Ave., P.O. Box 782, Hibbing, MN 55746
SELLERS ADDRESS

218-263-8831                                                  218-263-9731
SELLER'S TELEPHONE NUMBER                                    SELLER'S FAX NUMBER

     29. COUNTER; REJECTION. This offer is [ ] Countered [ ] Rejected Initials only of party (Buyer or Seller) who countered or rejected offer----------

                                 END OF CONTRACT

     Note: Closing Instructions should be signed on or before Title Deadline

BROKERS ACKNOWLEDGMENTS. The undersigned Broker(s) acknowledges receipt of the Earnest Money deposit specified in ss.4 and, while not a party to the contract, agrees to cooperate upon request with any mediation conducted under ss.21.

     Selling Company Brokerage Relations. The Selling Company and its licensees have been engaged in this transaction as [x] Buyer Agent [ ] Seller Agent/Subagent [ ] Dual Agent [ ] Transaction-Broker Listing Company Brokerage Relationship. The Listing Company and its licensees have been engaged in this transaction as [ ] Seller Agent [ ] Dual Agent [ ] Transaction-Broker

BROKERS' COMPENSATION DISCLOSURE.
Selling Company's compensation or commission is to be paid by: [x] Buyer [ ] Seller [ ] Listing Company [ ] Other (To be completed by Listing Company) Listing Company's compensation or commission to be paid by:


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[x] Buyer [ ] Seller [ ] Other

Selling Company The Rudolph Company (Name of Company)

----------------------------                         1/21/00
         Signature                                   Date

Selling Company's Address One South Nevada Avenue, Colorado Springs
CO 80903

Selling Company's Telephone Number 719-471-1520 Listing Company's
Fax Number 791-471-1523

                                  ADDENDUM "A"

24.  ADDITIONAL PROVISIONS:

         1.  Earnest Money:
                  The Earnest Money shall be delivered to the title company within 24 hours after the Contract is signed by Seller. All Earnest Money paid or deposited pursuant to this Contract shall be held in the highest available interest-bearing account at a depository selected by the Buyer, provided such account satisfies the liquidity requirements hereof. All interest earned on the Earnest Money shall be Buyer's sole property, unless this Contract fails to close due to a breach hereof by Buyer in which case all interest earned shall be paid to Seller.

         2.  Trade Fixtures:
                  Seller shall remove all existing manufacturing equipment presently in building prior to closing at its expense. This shall include 7 1/2 ton RTU on warehouse roof and air handling rooftop mounted units used in the manufacturing process. Also to include all related electrical sub panels for such equipment both interior and rooftop mounted units. All removal shall be disconnected in workman like manner by qualified parties. All buildings are to be broom swept and floor in warehouse is to be cleaned of any remaining materials or products.

                  3 days after removal of equipment and electric disconnect and removal of sub panels, Seller and Buyer shall do a walk through to inspect work and confirm that removal has been done in a workman like manner with no exposed pipe, conduit, electric, plumbing or the like remaining.

         4.  Closing and occupancy:
                  Closing April 1,2000. Buyer may request an additional one month Lease if needed while moving business. A formal rental contract shall be written 30 days prior to closing if Seller needs additional time.

        Lease Terms:
        1.  Term of Lease:                       One month
        2.  Monthly Rental Rate:                 $23,522 ($6.00 p.s.f. office
                                                 and $5.50 p.s.f. warehouse)
        3.  Additional Expenses                  All rent to be triple net (NNN)
                                                 with tenant paying 1/12 taxes,
                                                 insurance, maintenance,
                                                 utilities. Landlord not
                                                 responsible to make repairs.



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